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                                                                   Exhibit 99.02


The Private Securities Litigation Reform Act of 1995, as amended (the "Act"), provides a "safe harbor" for "forward-looking statements" (as defined in the Act). The Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Annual Report to Shareholders, Forms 10-Q and Forms 8-K (along with any exhibits to such filings as well as any amendments to such filings), press releases, other written or oral statements made by or on behalf of the Company, may include, reference or incorporate by reference forward-looking statements which reflect the Company's current view (as of the date such forward-looking statement is made) with respect to future events, prospects, projections or financial performance. These forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated, projected, anticipated or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

- uncertainties relating to general economic, business, regulatory and market conditions;

- the loss of one or more key customer or supplier relationships, such as pharmaceutical and medical/surgical manufacturers for which alternative supplies may not be available or easily replaceable, or unfavorable changes to the terms of those relationships;

- uncertainties related to the timing and ultimate success of the Company's Pharmaceutical Distribution business model transition from a "buy and hold" inventory investment model to a "just-in-time" fee-for-service model with regard to the pharmaceutical distribution services it provides for manufacturers;

- challenges associated with integrating our information systems with those of our customers and/or suppliers;

- potential liabilities associated with warranties of our information systems, and the malfunction or failure of our information systems or those of third parties with whom we do business, such as malfunctions or failures associated with date-related issues, incompatible software, improper coding and disruption to internet-related operations;

- the costs, difficulties, and uncertainties related to the integration of recently acquired businesses, including liabilities related to the operations or activities of such businesses prior to their acquisition;

- changes to the presentation of financial results and position resulting from adoption of new accounting principles or upon the advice of our independent auditors or the staff of the SEC;

- changes in the distribution or outsourcing pattern for pharmaceutical and medical/surgical products and services, including an increase in direct distribution or a decrease in contract packaging by pharmaceutical manufacturers;

- changes in government regulations or our failure to comply with those regulations or other applicable laws;

- the results, effects or timing of any inquiry or investigation by any regulatory authority and any related legal and administrative proceedings, which may include the institution of administrative, civil injunctive or criminal proceedings against the Company and/or current or former Company officers or employees, the imposition of fines and penalties, suspensions or debarments from government contracting, and/or other remedies and sanctions;

- the costs and effects of commercial disputes, shareholder claims, derivative claims or other legal proceedings;

- injury to person or property resulting from our manufacturing, packaging, repackaging, drug delivery system development and manufacturing, information systems, or pharmacy management services;

- competitive factors in our healthcare service businesses, including pricing pressures;

-    unforeseen changes in our existing agency and distribution arrangements;

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-    the continued financial viability and success of our customers, suppliers, and franchisees;

- difficulties encountered by our competitors, whether or not we face the same or similar issues;

-    technological developments and products offered by competitors;

- failure to retain or continue to attract senior management or key personnel;

- uncertainties related to successful transitions in senior management positions;

- risks associated with international operations, including fluctuations in currency exchange ratios;

- costs associated with protecting our trade secrets and enforcing our patent, copyright and trademark rights, and successful challenges to the validity of our patents, copyrights or trademarks;

- difficulties or delays in the development, production, manufacturing, and marketing of new products and services, including difficulties or delays associated with obtaining requisite regulatory consents or approvals associated with those activities;

-    strikes or other labor disruptions;

-    labor, pension and employee benefit costs;

- pharmaceutical and medical/surgical manufacturers' pricing policies and overall drug price inflation;

-    changes in hospital buying groups or hospital buying practices; and

- other factors described in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q or the other documents we file with the SEC.

The words "believe", "expect", "anticipate", "project", and similar expressions identify "forward-looking statements", which speak only as of the date the statement was made. The Company undertakes no obligation (nor does it intend) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required under applicable law.